Exhibit 10.52

Execution Copy

AMENDMENT TO MASTER EQUIPMENT LEASE

AMENDMENT TO MASTER EQUIPMENT LEASE, dated as of April 25, 2008 (this “Amendment”), among Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee (“Lessor”), The Employees’ Retirement System of Alabama and The Teachers’ Retirement System of Alabama (collectively, the “Owner Participant”), and Wise Alloys LLC, a Delaware limited liability company (“Lessee”).

RECITALS

A. The Lessee, Lessor and Owner Participant are parties to the Master Equipment Lease dated November 13, 2006 (the “Lease”).

B. The parties desire to amend the Lease as provided herein.

For valuable consideration (receipt of which is hereby acknowledged), the parties hereto agree to amend the Lease as follows:

Section 1. Definitions. Each capitalized term used herein and not otherwise defined has the meaning assigned thereto in the Lease.

Section 2. Additional Equity Investment.

A. Subject to the terms and conditions hereof, the Owner Participant agrees to make an additional equity investment in the Trust in an amount equal to $4,000,000 (the “Additional Equity Investment”).

B. Subject to the terms and conditions hereof, as consideration for the Lessee’s agreement to amend the Equipment Schedules as provided in Section 3 below, the Lessor will pay the Additional Equity Investment to the Lessee.

Section 3. Amendment to Lease. The Lease is hereby amended by deleting the words “the 36-month” from the definition of “Basic Term” in Exhibit B to the Lease.

Section 4. Amendment of Equipment Schedules. Equipment Schedule No. 1, dated as of November 13, 2006, and Equipment Schedule No. 2, dated as of January 3, 2007, will be amended as provided in Exhibit A and Exhibit B hereto, respectively.

Section 5. Additional Equity Investment Fee. Lessee, Owner Participant and Guarantor are parties to the Fee Letter dated as of the date hereof (the “Fee Letter”). Subject to the terms of the Fee Letter, Lessee will pay, as Supplemental Rent hereunder, an additional fee equal to 3% per annum on the unamortized portion of the Additional Equity Investment, as set forth on Exhibit C hereto (the “Additional Equity Investment Fee”). Such Additional Equity Investment Fee shall be payable to Lessor in the manner and to the account specified in Section 3 of the Lease as and when Basic Rent is payable under the Lease only for so long as and only to the extent provided in the Fee Letter.

Amendment to Master Equipment Lease

Section 6. Closing Conditions.

A. The Owner Participant’s obligation to make the Additional Equity Investment in the Trust and Lessor’s obligations to pay the Additional Equity Investment to Lessee shall be conditioned upon and subject to the receipt by Owner Participant and Lessor on or prior to the date hereof of the following, in form and substance reasonably satisfactory to Owner Participant and Lessor:

(i) a certificate of a Responsible Officer of Lessee dated as of the date hereof, certifying on behalf of Lessee that to the knowledge of such officer, after due inquiry, no Default or Potential Default has occurred and is continuing;

(ii) a certificate of a Responsible Officer of Guarantor, dated as of the date hereof, certifying on behalf of Guarantor that the Guaranty remains in full force and effect, that the Guarantor consents to this Amendment and that the Obligations, as defined in the Guaranty, cover all of the obligations of the Lessee under the Lease as amended by this Amendment; and

(iii) all such other documents, instruments and other actions as Owner Participant or Lessor may reasonably request in connection with the consummation of the transactions contemplated herein and consistent with the terms hereof shall be complete and reasonably satisfactory to each of Owner Participant and Lessor.

B. Lessee’s obligations to amend the Lease and the Equipment Schedules shall be conditioned upon and subject to the receipt by Lessee on or prior to the date hereof of the following in form and substance reasonably satisfactory to Lessee:

(i) funds in the aggregate amount equal to the Additional Equity Investment have been paid to Lessee or as Lessee shall direct in the manner provided in Section 3 of the Lease;

(ii) execution and delivery of this Amendment by Owner Participant and Lessor and execution and delivery of the amendments to the Equipment Schedules described in Section 5 by Lessor; and

(iii) all such other documents, instruments and other actions as Lessee may reasonably request in connection with the consummation of the transactions contemplated herein and consistent with the terms hereof shall be complete and satisfactory to Lessee.

Section 7. Effective Date. The amendments and additions made by this Amendment shall be effective from and after the date first written above.

Amendment to Master Equipment Lease

2

Section 8. General.

A. Ratification of Lease. Except as expressly modified and superseded by this Amendment, the Lease is ratified and confirmed in all respects and shall continue in full force and effect.

B. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or email shall be as effective as delivery of a manually executed counterpart of this Amendment.

C. Successors and Assigns; Third Parties. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

D. Severability. If any term or provision of this Amendment shall be deemed prohibited by or invalid under any Applicable Law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Lease, respectively.

E. Entire Agreement. This Amendment, together with the Lease, the Equipment Schedules and the other Operative Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto.

F. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Alabama without regard to the conflict of laws principles thereto.

[Signatures on Following Page]

Amendment to Master Equipment Lease

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Master Equipment Lease to be duly executed as of the day and year first above written.

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:
Name:	Anita Roselli
Title:	Senior Financial Services Officer

THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA

By:
Name:	Dr. David G. Bronner
Title:	Chief Executive Officer

THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA

By:
Name:	Dr. David G. Bronner
Title:	Chief Executive Officer

WISE ALLOYS LLC

By:
Name:
Title:

Amendment to Master Equipment Lease

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Master Equipment Lease to be duly executed as of the day and year first above written.

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA

By:
Name:	Dr. David G. Bronner
Title:	Chief Executive Officer

THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA

By:
Name:	Dr. David G. Bronner
Title:	Chief Executive Officer

WISE ALLOYS LLC

By:
Name:
Title:

Amendment to Master Equipment Lease

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Master Equipment Lease to be duly executed as of the day and year first above written.

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA

By:
Name:
Title:

THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA

By:
Name:
Title:

WISE ALLOYS LLC

By:
Name:	Kenneth Stastny
Title:	Assistant Secretary

Amendment to Master Equipment Lease

4

Amendment No. 1 to Equipment Schedule No. 1 amending Equipment Schedule No. 1 dated as of November 13, 2006 (“Equipment Schedule No. 1”) between Wise Alloys LLC as Lessee (“Lessee”) and Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee (“Lessor”).

Equipment Schedule No. 1 is hereby amended as follows:

A. Section 1 is amended by deleting Lessor’s Cost of $14,950,000 and substituting $14,889,937.60 in lieu thereof.

B. Section 2 is amended by deleting “November 13, 2009” in the last line thereof and substituting May 5, 2010 as the last day of the Basic Term.

C. Section 3 is amended by deleting Annex B-l attached to Equipment Schedule No. 1 and substituting in lieu thereof Annex B-l attached hereto.

D. Section 7 is amended by deleting Annex B-2 attached to Equipment Schedule No. 1 and substituting in lieu thereof Annex B-2 attached hereto.

DATE OF EXECUTION: April 25, 2008

WISE ALLOYS LLC

By:
Name:
Title:

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:
Name:	Anita Roselli
Title:	Senior Financial Services Officer

Exhibit A to

Amendment to Master Equipment Lease

Amendment No, 1 to Equipment Schedule No. 1 amending Equipment Schedule No. 1 dated as of November 13, 2006 (“Equipment Schedule No. 1”) between Wise Alloys LLC us Lessee (“Lessee”) and Wilmington Trust Company, not in its individual capacity, but solely as Owner trustee (“Lessor”).

Equipment Schedule No. 1 is hereby amended as follows:

A. Section 1 is amended by deleting Lessor’s Cost of $14,950,000 and substituting $14,889,937.60 in lieu thereof.

B. Section 2 is amended by deleting “November 13, 2009” in the last line thereof and substituting May 5, 2010 as the last day of the Basic Term.

C. Section 3 is amended by deleting Annex B-l attached to Equipment Schedule No. 1 and substituting in lieu thereof Annex B-l attached hereto,

D. Section 7 is amended by deleting Annex B-2 attached to Equipment Schedule No, 1 and substituting in lieu thereof Annex B-2 attached hereto,

DATE OF EXECUTION: April 25, 2008

WISE ALLOYS LLC

By:
Name:	Kenneth Stastny
Title:	Assistant Secretary

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

Amendment No. 1 to

Equipment Schedule No. 1

Annex B-1 to

Amendment No. 1 to

Equipment Schedule No. 1

SCHEDULE OF BASIC RENT

Rent Payment Date	% Of Lessor’s Cost
4/25/2008	—
5/25/2008	1.72%
6/25/2008	1.72%
7/25/2008	1.72%
8/25/2008	1.72%
9/25/2008	1.72%
10/25/2008	1.72%
11/25/2008	1.72%
12/25/2008	1.72%
1/25/2009	1.72%
2/25/2009	1.72%
3/25/2009	1.72%
4/25/2009	1.72%
5/25/2009	1.72%
6/25/2009	1.72%
7/25/2009	1.72%
8/25/2009	1.72%
9/25/2009	1.72%
10/25/2009	1.72%
11/25/2009	1.72%
12/25/2009	1.72%
1/25/2010	1.72%
2/25/2010	1.72%
3/25/2010	1.72%
4/25/2010	1.72%
5/5/2010	79.26%

120.48%

Annex B-1

Annex B-2 to

Amendment No. 1 to

Equipment Schedule No. 1

SCHEDULE OF STIPULATED LOSS VALUES

Rent Payment Date	Stipulated Loss Value
4/25/2008	100.00%
5/25/2008	99.19%
6/25/2008	98.37%
7/25/2008	97.54%
8/25/2008	96.71%
9/25/2008	95.87%
10/25/2008	95.02%
11/25/2008	94.16%
12/25/2008	93.30%
1/25/2009	92.43%
2/25/2009	91.55%
3/25/2009	90.66%
4/25/2009	89.77%
5/25/2009	88.86%
6/25/2009	87.95%
7/25/2009	87.03%
8/25/2009	86.11%
9/25/2009	85.17%
10/25/2009	84.23%
11/25/2009	83.28%
12/25/2009	82.31%
1/25/2010	81.35%
2/25/2010	80.37%
3/25/2010	79.38%
4/25/2010	78.38%
5/5/2010	0.00%

Annex B-2

Amendment No. 1 to Equipment Schedule No. 2 amending Equipment Schedule No. 2 dated as of January 3, 2007 (“Equipment Schedule No. 2”) between Wise Alloys LLC as Lessee (“Lessee”) and Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee (“Lessor”).

Equipment Schedule No. 2 is hereby amended as follows:

A. Section 1 is amended by deleting Lessor’s Cost of $14,950,000 and substituting $14,889,937.60 in lieu thereof.

B. Section 2 is amended by deleting “January 4, 2010” in the last line thereof and substituting May 5, 2010 as the last day of the Basic Term.

C. Section 3 is amended by deleting Annex B-l attached to Equipment Schedule No. 2 and substituting in lieu thereof Annex B-l attached hereto.

D. Section 7 is amended by deleting Annex B-2 attached to Equipment Schedule No. 2 and substituting in lieu thereof Annex B-2 attached hereto.

DATE OF EXECUTION: April 25, 2008

WISE ALLOYS LLC

By:
Name:
Title:

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:
Name:	Anita Roselli
Title:	Senior Financial Services Officer

Exhibit B to

Amendment to Master Equipment Lease

Amendment No. 1 to Equipment Schedule No. 2 amending Equipment Schedule No. 2 dated as of January 3, 2007 (“Equipment Schedule No. 2”) between Wise Alloys LLC as Lessee (“Lessee”) and Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee (“Lessor”).

Equipment Schedule No. 2 is hereby amended as follows:

A. Section 1 is amended by deleting Lessor’s Cost of $14,950,000 and substituting $14,889,937.60 in lieu thereof.

B. Section 2 is amended by deleting “January 4, 2010” in the last line thereof and substituting May 5, 2010 as the last day of the Basic Term.

C. Section 3 is amended by deleting Annex B-1 attached to Equipment Schedule No. 2 and substituting in lieu thereof Annex B-l attached hereto.

D. Section 7 is amended by deleting Annex B-2 attached to Equipment Schedule No. 2 and substituting in lieu thereof Annex B-2 attached hereto.

DATE OF EXECUTION: April 25, 2008

WISE ALLOYS LLC

By:
Name:	Kenneth Stastny
Title:	Assistant Secretary

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:
Name
Title:

Amendment No. 1 to

Equipment Schedule No. 2

Annex B-1 to

Amendment No. 1 to

Equipment Schedule No. 2

SCHEDULE OF BASIC RENT

Rent Payment Date	% of Lessor’s Cost
4/25/2008	—
5/25/2008	1.72%
6/25/2008	1.72%
7/25/2008	1.72%
8/25/2008	1.72%
9/25/2008	1.72%
10/25/2008	1.72%
11/25/2008	1.72%
12/25/2008	1.72%
1/25/2009	1.72%
2/25/2009	1.72%
3/25/2009	1.72%
4/25/2009	1.72%
5/25/2009	1.72%
6/25/2009	1.72%
7/25/2009	1.72%
8/25/2009	1.72%
9/25/2009	1.72%
10/25/2009	1.72%
11/25/2009	1.72%
12/25/2009	1.72%
1/25/2010	1.72%
2/25/2010	1.72%
3/25/2010	1.72%
4/25/2010	1.72%
5/5/2010	79.26%

120.48%

Annex B-1

Annex B-2 to

Amendment No. 1 to

Equipment Schedule No. 2

SCHEDULE OF STIPULATED LOSS VALUES

Rent Payment Date	Stipulated Loss Value
4/25/2008	100.00%
5/25/2008	99.19%
6/25/2008	98.37%
7/25/2008	97.54%
8/25/2008	96.71%
9/25/2008	95.87%
10/25/2008	95.02%
11/25/2008	94.16%
12/25/2008	93.30%
1/25/2009	92.43%
2/25/2009	91.55%
3/25/2009	90.66%
4/25/2009	89.77%
5/25/2009	88.86%
6/25/2009	87.95%
7/25/2009	87.03%
8/25/2009	86.11%
9/25/2009	85.17%
10/25/2009	84.23%
11/25/2009	83.28%
12/25/2009	82.31%
1/25/2010	81.35%
2/25/2010	80.37%
3/25/2010	79.38%
4/25/2010	78.38%
5/5/2010	0.00%

Annex B-2

Exhibit C

Rent Payment Date	Unamortized Portion of Additional Equity Investment	Additional Equity Investment Fee*
4/25/2008	$4,000,000.00	—
5/25/2008	$3,967,532.51	$10,000.00
6/25/2008	$3,935,065.02	$9,918.83
7/25/2008	$3,902,597.53	$9,837.66
8/25/2008	$3,870,130.03	$9,756.49
9/25/2008	$3,837,662.54	$9,675.33
10/25/2008	$3,805,195.05	$9,594.16
11/25/2008	$3,772,727.56	$9,512.99
12/25/2008	$3,740,260.07	$9,431.82
1/25/2009	$3,707,792.58	$9,350.65
2/25/2009	$3,675,325.09	$9,269.48
3/25/2009	$3,642,857.60	$9,188.31
4/25/2009	$3,610,390.10	$9,107.14
5/25/2009	$3,577,922.61	$9,025.98
6/25/2009	$3,545,455.12	$8,944.81
7/25/2009	$3,512,987.63	$8,863.64
8/25/2009	$3,480,520.14	$8,782.47
9/25/2009	$3,448,052.65	$8,701.30
10/25/2009	$3,415,585.16	$8,620.13
11/25/2009	$3,383,117.67	$8,538.96
12/25/2009	$3,350,650.17	$8,457.79
1/25/2010	$3,318,182.68	$8,376.63
2/25/2010	$3,285,715.19	$8,295.46
3/25/2010	$3,253,247.70	$8,214.29
4/25/2010	$3,220,780.21	$8,133.12
5/5/2010	(0.00)	$8,051.95

*	Calculated at a rate of 3% per annum on the unamortized portion of the Additional Equity Investment, subject to the limits provided in the Fee Letter and adjustments in connection with any payment of Stipulated Loss Value under the Lease which will result in a prepayment of a corresponding portion of the Additional Equity Investment.

Exhibit C to

Amendment to Master Equipment Lease